UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2010

BRINX RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-102441 (Commission File Number)	98-0388682 (IRS Employer Identification No.)

820 Piedra Vista Road NE, Albuquerque, NM 87123
(Address of principal executive offices)(Zip Code)

(505) 250-9992
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01          Changes in Registrant’s Certifying Accountant

On September 1, 2010, the registrant accepted the resignation of Chisholm, Bierwolf, Nilson & Morrill, LLC (“Chisholm”), the registrant’s independent public accountants, who chose to not stand for re-election as the auditors of record.  Chisholm had audited the registrant’s financial statements for the fiscal years ended October 31, 2008 and October 31, 2009.  Also on September 1, 2010, the registrant engaged Mark Bailey & Company (“Mark Bailey”) to serve as the registrant’s independent public accountants for the fiscal year ending October 31, 2010.  The board of directors of the registrant approved both actions.

The reports of Chisholm on the registrant’s consolidated financial statements for the two most recent fiscal years ended October 31, 2009 and 2008, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended October 31, 2009 and 2008 and through the subsequent interim period ending September 1, 2010, there were no disagreements with Chisholm on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chisholm, would have caused Chisholm to make reference thereto in its report on the registrant’s financial statements for such years.  Further, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K occurring within the registrant’s two most recent fiscal years and the subsequent interim period ending September 1, 2010.

The registrant has provided Chisholm with a copy of this Form 8-K and requested Chisholm to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.  A copy of that letter is unavailable at the time of filing this Form 8-K.  The registrant has requested Chisholm to provide the letter as promptly as possible but not later than ten business days after the date hereof.  The registrant will file the letter as an amendment to this Form 8-K within two business days after receipt thereof.

During the registrant’s fiscal years ended October 31, 2009 and 2008 and through September 1, 2010, the period prior to the engagement of Mark Bailey, neither the registrant nor anyone on its behalf consulted Mark Bailey regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant’s financial statements.  Further, Mark Bailey has not provided written or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing or financial reporting issues.

The registrant has requested that Mark Bailey review this Current Report on Form 8-K and provided Mark Bailey with the opportunity to furnish a letter addressed to the SEC containing any new information, clarification of the registrant’s reviews, or the respects in which it does not agree with the statements herein.  Mark Bailey has advised that it has reviewed this Form 8-K and has no need to submit a letter in accordance with Item 304 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINX RESOURCES LTD.
September 8, 2010	By: /s/ Leroy Halterman Leroy Halterman, President